Exhibit 10.8

AMENDMENT NUMBER ONE TO THE DEL MONTE CORPORATION

AIP DEFERRED COMPENSATION PLAN

WHEREAS, pursuant to Section 2.2(e) of the Agreement and Plan of Merger among Blue Acquisition Group, Inc., Blue Merger Sub Inc. and Del Monte Foods Company (“Company”) dated as of November 24, 2010 (“Merger Agreement”), and the Resolutions of the Board of Directors of the Company (“Board”) dated as of November 24, 2010, the Company, on behalf of itself and its subsidiaries, including without limitation, Del Monte Corporation (“Corporation”), agreed (i) to fully vest all Plan Account Balances, (ii) to terminate and liquidate the Elective Deferral Accounts under the Del Monte Corporation AIP Deferred Compensation Plan (“Plan”) (with the Participating Employer Matching Contribution Accounts to remain), (iii) unless otherwise agreed to between the Committee and a specific Participant, to convert the Deferred Stock Units allocated to the Plan Accounts to cash, with a value equal to the product of the Merger Consideration (as defined in the Merger Agreement) and the number of Deferred Stock Units allocated to each Plan Account, (iv) that the Participating Employer Matching Contribution Accounts will hereinafter be invested pursuant to individual Participant investment direction from among a menu of investment options made available from time to time, all effective immediately prior to (and contingent upon) the Effective Time of the Merger (as defined in the Merger Agreement), and (v) to amend the Plan to confirm the treatment of all Deferred Stock Units outstanding under the Plan as provided for in the Merger Agreement.

NOW THEREFORE, the Plan is hereby amended as follows, effective, unless otherwise stated, as of the Effective Time of the Merger.

1. A new paragraph is added to the end of the Introductory Page of the Plan, to read as follows:

“Merger; Liquidation of Elective Deferral Accounts; Change of Investment Options

Pursuant to the Merger Agreement (as herein defined), upon the Effective Time of the Merger, (i) all Account Balances became fully vested, (ii) the Elective Deferral Accounts were terminated and liquidated (through the deemed distribution of the appropriate number of shares of Company Common Stock and the receipt of the per share Merger Consideration with respect thereto), and (iii) unless otherwise agreed to between the Committee and a specific Participant, the Deferred Stock Units were converted to cash (with a value equal to the product of the Merger Consideration (as defined in the Merger Agreement) and the number of Deferred Stock Units allocated to each Plan Account, and (iv) the Participating Employer Matching Accounts became subject to individual Participant investment direction, from among a menu of investment options made available from time to time, all effective immediately prior to (and contingent upon) the Effective Time of the Merger.”

2. Section 1.1 is hereby amended by adding the following at the end thereof:

“Notwithstanding anything to the contrary above, effective as of the Effective Time of the Merger, the Elective Deferral Accounts were terminated and liquidated, and unless otherwise agreed to between the Committee and a specific Participant, the Deferred Stock Units allocated to the remaining Participating Employer Matching Contribution Accounts were converted to cash.”

3. Section 1.3 is hereby amended by adding the following to the end thereof:

“In connection with the adoption of the Del Monte Foods Company Deferred Compensation Plan, no further Annual Incentive Plan payments were permitted to be deferred hereunder, effective as of October 1, 2009.”

4. Section 1.13 is hereby amended to add the following at the end thereof:

“Notwithstanding the above, pursuant to the Merger Agreement, the Participants’ Elective Deferral Accounts were terminated and liquidated (through the deemed distribution of the appropriate number of shares of Company Common Stock and the receipt of the per share Merger Consideration with respect thereto), and, unless otherwise agreed to between the Committee and a specific Participant, all Deferred Stock Units in the Participants’ Participating Employer Matching Contribution Accounts were converted to cash with a value equal to the product of the Merger Consideration (as defined in the Merger Agreement) and the number of Deferred Stock Units allocated to each Plan Account.”

5. A new Section 1.15A is hereby added to read as follows:

“1.15A “Effective Time of the Merger” shall mean the date and time at which the Merger of Blue Merger Sub Inc. with and into Del Monte Foods Company, as set forth in the Merger Agreement, became effective.”

6. Section 1.17 is hereby amended by adding the following at the end thereof:

“Pursuant to the Merger Agreement, all Elective Deferral Accounts were terminated and liquidated, effective as of the Effective Time of the Merger, through the deemed distribution of the appropriate number of shares of Company Common Stock and the receipt of the per share Merger Consideration (as defined in the Merger Agreement) with respect thereto.”

7. A new Section 1.21A is hereby added to read as follows:

“1.21A “Merger Agreement” shall mean the Agreement and Plan of Merger among Blue Acquisition Group, Inc., Blue Merger Sub Inc. and Del Monte Foods Company, dated as of November 24, 2010.”

8. Section 1.21 is hereby amended by adding the following to the end thereof:

“Notwithstanding the above, effective as of the Effective Time of the Merger, unless otherwise agreed to between the Committee and a specific Participant, Deferred Stock Units shall no longer exist, and all amounts allocated to a Participant’s Participating Employer Matching Contribution Account shall be invested as individually directed by each such Participant from a menu of investment options made available under the Plan from time to time, as further detailed in Section 4.8.”

9. A new Section 1.36A is hereby added to read as follows:

“1.36A “Valuation Date” shall mean each business day of the Plan Year.”

10. Section 3.1 is hereby amended to add the following at the end thereof:

“Effective as of October 1, 2009, no new deferrals were permitted hereunder, and effective as of the Effective Time of the Merger, all Elective Deferral Accounts were terminated and liquidated.”

11. Section 3.6 is hereby amended by adding the following at the end thereof:

“Notwithstanding the above, as of the Effective Time of the Merger, unless otherwise agreed to between the Committee and a specific Participant, the Deferred Stock Units were converted to cash, and all future investment of the Participant Accounts will be by individual investment direction of each Participant, from a menu of investment options made available hereunder from time to time, as further detailed in Section 4.8.”

12. Section 3.7 is hereby amended to add the following at the end thereof:

“Notwithstanding the above, as of the Effective Time of the Merger, unless otherwise agreed to between the Committee and a specific Participant, the Deferred Stock Units were converted to cash, and all future investment of the Participant Accounts will be by individual investment direction of each Participant, from a menu of investment options made available hereunder from time to time, as further detailed in Section 4.8. As of the Effective Time of the Merger, unless otherwise agreed to between the Committee and a specific Participant, all payouts under the Plan shall be solely in cash, equal to the amount allocated to a Participant’s Account.”

13. A new Section 4.8 is hereby added to read as follows:

“Effective as of the Effective Time of the Merger, the amount credited to each Account shall be adjusted for the hypothetical investment earnings, expenses, gains or losses in an amount equal to the earnings, expenses, gains or losses attributable to the investment options selected by the Participant or Beneficiary from among the investment options made available by the Committee or other Plan Administrator from time to time. A Participant or Beneficiary may, pursuant to rules and procedures established by the Committee, select the investments from among the options then available (to be used to calculate future hypothetical investment adjustments and credits to his Account), effective as of the Valuation Date coincident with or next following notice to the Committee. Each Account shall be adjusted as of each Valuation Date to reflect (a) hypothetical earnings, expenses, gains and losses described above, (b) amounts credited hereunder, and (c) distributions or withdrawals. In addition, each Account may be adjusted for its allocable share of the hypothetical costs and expenses associated with the maintenance of the hypothetical investments provided hereunder.”

14. Section 5.2 is amended by adding the following at the end thereof:

“Notwithstanding the above, effective as of the Effective Time of the Merger, unless otherwise agreed to between the Committee and a specific Participant, the Deferred Stock Units were converted to cash, and all future payouts shall be solely in cash, equal to the amount allocated to the Participant’s Account.”

16. Section 6.2 is amended by adding the following at the end thereof:

“Notwithstanding the above, effective as of the Effective Time of the Merger, unless otherwise agreed to between the Committee and a specific Participant, the Deferred Stock Units were converted to cash, and all future payouts shall be solely in cash, equal to the amount allocated to the Participant’s Account.”

17. Section 7.2 is hereby amended by adding the following at the end thereof:

“Notwithstanding the above, effective as of the Effective Time of the Merger, unless otherwise agreed to between the Committee and a specific Participant, the Deferred Stock Units were converted to cash, and all future payouts shall be solely in cash, equal to the amount allocated to the Participant’s Account.”

18. Section 8.2 is hereby amended to add the following at the end thereof:

“Notwithstanding the above, effective as of the Effective Time of the Merger, unless otherwise agreed to between the Committee and a specific Participant, the Deferred Stock Units were converted to cash, and all future payouts shall be solely in cash, equal to the amount allocated to the Participant’s Account.”

IN WITNESS WHEREOF, and implementing the approval of the Board made November 24, 2010, the Corporation has executed this Amendment Number One to the Del Monte AIP Deferred Compensation Plan, effective as of November 24, 2010.

DEL MONTE CORPORATION

By:	/s/ Richard W. Muto
Richard W. Muto
Executive Vice President and
Chief Human Resources Officer

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